Execution Version

Exhibit 10.13

JOINDER AND SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIS JOINDER AND SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of April 27, 2018 (this “Amendment”), by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (the “New Lender”), TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower”), TERRAFORM POWER, LLC, a Delaware limited liability company (“Holdings”), and CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and each Lender and Issuing Bank party hereto.
RECITALS:
WHEREAS, reference is hereby made to the Credit and Guaranty Agreement, dated as of October 17, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Holdings, Borrower, the subsidiaries of the Borrower party thereto, as guarantors, the Lenders and Issuing Banks party thereto from time to time, HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and as Collateral Agent, and the other Persons party thereto;
WHEREAS, subject to the terms and conditions of the Credit Agreement, at the request of the Borrower and with the consent of each Issuing Bank and the Administrative Agent, the New Lender hereby becomes a Lender and an Issuing Bank under the Credit Agreement; and
WHEREAS, Section 10.5 of the Credit Agreement provides that the Borrower, the Administrative Agent and the Requisite Lenders may amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Approval of Credit Documents. The New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it is a Lender under the Credit Agreement and will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.
Commitment. The New Lender hereby severally agrees to commit to provide its Revolving Commitment under the Credit Agreement and each existing Lender hereby acknowledges its respective Revolving Commitment under the Credit Agreement, in each case, as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below, on April 27, 2018. Notwithstanding the foregoing, the effectiveness of the Revolving Commitments set forth in Schedule A shall be conditioned upon delivery to the Administrative Agent, on behalf of the New Lender, the documents required pursuant to Section 7(b) below.

4.
New Lender. The New Lender acknowledges and agrees that upon its execution of this Amendment that the New Lender shall become a “Lender” and an “Issuing Bank” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Issuing Bank thereunder.

5.	Certain Amendments. Subject to the satisfaction of the terms hereunder the Credit Agreement is hereby amended as follows:
(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of April 27, 2018, by and among Wells Fargo, the Borrower and Credit Parties party thereto and Lenders and Issuing Banks party thereto.
“Consolidated Return” as defined in the definition of the term “Permitted Tax Distributions”.
“Holdings Group” as defined in the definition of the term “Permitted Tax Distributions”.
“Wells Fargo” means Wells Fargo Bank, National Association.
(b) The definition of “Credit Document” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” that is immediately before “all other” with a comma and inserting the following at the end of the sentence: “Amendment No. 1, and”.
(c) The definition of “Letter of Credit Pro Rata Share” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following: “means $62,500,000.00 for each of BNS, Natixis, HSBC Canada and Wells Fargo.
(d) Section 4.12 of the Credit Agreement is hereby amended by deleting the following sentence:
Holdings is treated as a partnership for U.S. Federal income Tax purposes.

(e) Section 5.3 of the Credit Agreement is hereby amended by deleting the last two sentences of that section and replacing such sentences with the following:
“No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income Tax return with any Person (other than Parent, Holdings or any of its Subsidiaries). Holdings and Borrower will not take any affirmative action or consent to any action that (i) would cause Borrower to be treated as anything other than an entity that is disregarded as an entity separate from its owner for U.S. Federal income Tax purposes (including, in each case, the filing of an Internal Revenue Service Form 8832 electing to be classified as an association taxable as a corporation) or (ii) would cause a Subsidiary (other than any Subsidiary that is a corporation or an association taxable as a corporation for U.S. Federal income Tax purposes as of the Closing Date) to become a corporation or an association taxable as a corporation for U.S. Federal income Tax purposes if such change to a Subsidiary, when taken together will all such changes under this clause (ii), could reasonably be expected to have a Material Adverse Effect.”
(f) The definition of “Permitted Tax Distributions” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
“means (a) with respect to any taxable period for which Holdings and Borrower are each treated as a pass through entity for U.S. Federal income Tax purposes, cash dividends or other distributions or loans declared and paid by Borrower to Holdings or by Holdings to the members of Holdings, in each case, for the sole purpose of funding the payments by the members of Holdings of the Taxes owed with respect to their respective allocable shares of the taxable net income for such period of Holdings and any of its Subsidiaries treated as pass through entities for U.S. Federal income Tax purposes (whether owned by Holdings directly or through other pass-through entities), provided that such dividends or other distributions shall not exceed, in any taxable period, the product of (i) the highest marginal effective combined Tax rates then in effect under the Internal Revenue Code and under the laws of any state and local taxing jurisdictions in which any member is required to pay income Taxes with respect to Holdings’ and such Subsidiaries’ combined net income (taking into account the deductibility of state and local Taxes in computing U.S. Federal income Taxes) and (ii) net taxable income of Holdings and such Subsidiaries for such taxable period (computed as if they were a single corporation) reduced by any net losses or credits or other tax attributes of Holdings or any such Subsidiary carried over from prior periods to the extent not previously taken into account in computing payments under this clause (ii) and
(b) with respect to any taxable period for which Holdings is treated as a corporation for U.S. Federal income Tax purposes, cash dividends or other distributions declared and paid, or loans made, (i) by Borrower to Holdings for the sole purpose of funding the payment by Holdings of Taxes owed with respect to Holdings' taxable net income that is attributable to Borrower and any of its Subsidiaries treated as pass through entities for U.S. Federal income Tax purposes (whether owned by Borrower directly or through other pass-through entities); provided that such dividends or other distributions shall not exceed, in any taxable period, the product of (A) the highest marginal effective combined Tax rates then in effect under the Internal Revenue Code and under the laws of any state and local taxing jurisdictions in which Holdings is required to pay income Taxes (taking into account the deductibility of state and local Taxes in computing U.S. Federal income Taxes) and (B) net taxable income of Borrower and such Subsidiaries for such taxable period (computed as if they were a single corporation) reduced by any net losses or credits or other tax attributes of Borrower or any such Subsidiary carried over from prior periods to the extent not previously taken into account in computing payments under this clause (i) and (ii) by Holdings to any person of which Holdings is a direct or indirect subsidiary and with whom Holdings files a consolidated, combined, unitary or affiliated income tax return ("Consolidated Return"), for the sole purpose of funding the payment by such person of Taxes owed with respect of such return to the extent such Tax liability is attributable to the income of Holdings and any Subsidiary of Holdings (the "Holdings Group"); provided that such dividends or other distributions shall not exceed, in any taxable period, the amount that the Holdings Group would be required to pay in respect of Federal, state and local income Taxes for such period, determined by taking into account any net losses or credits or other tax attributes of the Holdings Group carried over from prior periods to the extent not previously taken into account in computing payments under this clause (ii), as if the Holdings Group filed a separate Consolidated Return.”

6.	Credit Agreement Governs. This Amendment is a Credit Document.

7.	Borrower’s Certifications. By its execution of this Amendment, the undersigned officer on behalf of Borrower (and not in his or her individual capacity) hereby certifies that:

a.
The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

b.	No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute a Default or an Event of Default; and

c.
Borrower has performed in all material respects all agreements and satisfied all conditions which Section 2.24 of the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

8.
Borrower Covenants. By its execution of this Amendment, Borrower hereby covenants that Borrower shall make any payments required pursuant to Section 2.18(c) of the Credit Agreement in connection with the Revolving Loan Commitments.

9.	Eligible Assignee. By its execution of this Amendment, the New Lender represents and warrants that it is an Eligible Assignee.

10.	Notice. For purposes of the Credit Agreement, the initial notice address of the New Lender shall be as set forth below its signature below.

11.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the updated schedule of Revolving Commitments in the Register.

12.
Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

13.
Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

14.
GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST- JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

15.
Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

17.
Reaffirmation. Each Credit Party hereby (a) reaffirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement (as amended hereby) and each of the other Credit Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, the Credit Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date hereof.

Wells Fargo Bank, National Association, as an Issuing Bank and a Lender

By:    /s/ Hatesh K. Singh            Name: Hatesh K. Singh
Title: Director

Notice Information:
Wells Fargo Bank, N.A.
301 S. College St, 11th Floor
Charlotte, NC, 28202
MAC: D1053-115
Attention: Hatesh Singh
(704)-410-6273

TERRAFORM POWER OPERATING, LLC
By: TERRAFORM POWER, LLC,
its Sole Member and Sole Manager
By:     /s/ Matthew Berger
Authorized Signatory
TERRAFORM POWER, LLC,
By:     /s/ Matthew Berger
Name: Matthew Berger
Title: Chief Financial Officer

SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLCSUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ10, LLC
SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG MASTER HOLDCO, LLC
SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG–VIII MASTER HOLDCO, LLC
SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC
SUNEDISON YIELDCO NELLIS MASTER HOLDCO, LLC
SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 4 MASTER HOLDCO, LLC
TERRAFORM CD ACQ MASTER HOLDCO, LLC
TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC
TERRAFORM LPT ACQ MASTER HOLDCO, LLC
TERRAFORM POWER IVS I MASTER HOLDCO, LLC
TERRAFORM REC ACQ MASTER HOLDCO, LLC
TERRAFORM SOLAR MASTER HOLDCO, LLC
TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC
TERRAFORM THOR ACQ MASTER HOLDCO, LLC
By:     /s/ Matthew Berger
Name: Matthew Berger
Title:    Authorized Signatory

Consented to by:
HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Keisha McLaughlin
Authorized Signatory

HSBC BANK CANADA, as an Issuing Bank and a Lender

By:    /s/ Casey Coats
Name: Casey Coats
Title:     Managing Director, Global Banking

By:    /s/ My Le
Name: My Le
Title:     Director, Global Banking

BARCLAYS BANK PLC, as a Lender

By:    /s/ May Huang
Name: May Huang
Title:    Assistant Vice President
BANK OF AMERICA, N.A., as a Lender

By:    /s/ Maggie Halleland
Name: Maggie Halleland
Title:    Vice President

THE BANK OF NOVA SCOTIA, as an Issuing Bank and a Lender

By:    /s/ Matthew Hartnoll
Name: Matthew Hartnoll
Title:    Director

By:    /s/ Mathieu Leroux
Name: Mathieu Leroux
Title:    Associate Director

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:    /s/ Brian L. Banke
Name: Brian L. Banke
Title:    Managing Director

NATIXIS, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:    /s/ Ahmet Ugurlu
Name:    Ahmet Ugurlu
Title:    Executive Director

By:    /s/ Khallil Benzine
Name:    Khallil Benzine
Title:    Executive Director

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Frank Lambrinos
Name:    Frank Lambrinos
Title:    Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ Koichi Nunami
Name:    Koichi Nunami
Title:    Managing Director

SCHEDULE A

TO JOINDER AND FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender	Type of Commitment	Pro Rata Share (%)	Pro Rata Share ($)
HSBC Bank Canada	Revolving Loan Commitment	11 1/9%	$66,666,666.72
Barclays Bank PLC	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Bank of America, N.A.	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Bank of Montreal	Revolving Loan Commitment	11 1/9%	$66,666,666.66
The Bank of Nova Scotia	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Natixis	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Royal Bank of Canada	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Sumitomo Mitsui Banking Corporation	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Wells Fargo Bank, National Association	Revolving Loan Commitment	11 1/9%	$66,666,666.66
Total		100%	$600,000,000.00